Sub-Item 770 Rule 10f-3 Transactions

On September 26, 2007, Mellon Bond Fund, now known as BNY Mellon Bond Fund, and Mellon Balanced Fund, now known as BNY Mellon Balanced Fund (each, a "Fund" and collectively, the "Funds"), each a series of Mellon Funds Trust, now known as BNY Mellon Funds Trust (the "Trust"), purchased at below par value $2,420,000 and $350,000, respectively, of the following bonds (the "Bonds"):

The Goldman Sachs Group, Inc., 6.75% Subordinated Notes due 2037
CUSIP No. 38141GFD1

Each Fund purchased the Bonds from Citi. BNY Capital Markets, Inc., an affiliate of the Funds, was a member of the underwriting syndicate but received no benefit in connection with any of the transactions. The following is a list of the underwriting syndicate's primary members:

Goldman, Sachs & Co.
BNP PARIBAS
Citi
HVB Capital Markets
JPMorgan
National Australia Capital Markets
Santander
Wells Fargo Securities
Siebert Capital Markets
BNY Capital Markets, Inc.
Daiwa Securities SMBC Europe
HSBC
Morgan Keegan & Company, Inc.
SunTrust Robinson Humphrey
Wachovia Securities
Jackson Securities
Utendahl Capital Partners, L.P.

Accompanying this statement are materials that were presented to the Trust's Board of Trustees, which ratified the purchases in accordance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on December 4, 2007.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Bond Fund
2. Anticipated Purchase Date: 9/26/07
3. Total Net Assets of Account/Fund: $970,585,337
4. Type and Description of Security to be Purchased Goldman Sachs 30 year subordinated debt
5. Credit Rating of Security (Rating/Rating Agency: A1 / A+ / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets
8. Issue Size: $2.5 billion
9. CUSIP: 38141GFD1
10. Amount Purchased by Account/Fund: 2,420,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.10%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.25%
13. Purchase Price of Securities (if at par, so state): 99.453
14. Commission/Spread Received by Principal Underwriters:
15. Yield (as applicable): 6.793%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 6.793 %
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A. X ; MTONE______;
    Mellon Private Trust Co. N. A. _________;Other (Describe)__________;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) Tim Saville Signature [signature] Date 10-2-07
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 10.2.07
AND
Chief Compliance Officer Name (Print) KATHERINE CAIN Signature Katherine Cain Date 10-2-07

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Balanced Fund
2. Anticipated Purchase Date: 9/26/07
3. Total Net Assets of Account/Fund: $374,726,188
4. Type and Description of Security to be Purchased Goldman Sachs 30 year subordinated debt
5. Credit Rating of Security (Rating/Rating Agency: A1 / A+ / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets
8. Issue Size: $2.5 billion
9. CUSIP: 38141GFD1
10. Amount Purchased by Account/Fund: 350,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.01%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.09%
13. Purchase Price of Securities (if at par, so state): 99.453
14. Commission/Spread Received by Principal Underwriters:
15. Yield (as applicable): 6.793%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 6.793 %
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A. X ; MTONE______;
    Mellon Private Trust Co. N. A. __________;Other (Describe)____________;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) Tim Saville Signature [signature] Date 10.2.07

AND

LOB CIO/Designate Name (Print) JOHN FLAHIVE Signature [signature] Date 10.2.07

AND

Chief Compliance Officer Name (Print) KATHERINE CAIN Signature Katherine Cain Date 10-2-07

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 770 Rule 10f-3 Transactions

On November 16, 2007, Mellon National Intermediate Municipal Bond Fund, now known as BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of Mellon Funds Trust, now known as BNY Mellon Funds Trust (the "Trust"), purchased at above par value the following bonds (the "Bonds") in the amounts noted below:

     The City of New York General Obligation Bonds, Fiscal 2008 Series D, E and F
CUSIP No. 64966GYJ5 ($6,000,000 purchased); CUSIP No. 64966GYP1 ($5,000,000 purchased) and CUSIP No. 64966GYK2 ($9,000,000 purchased)

The Fund purchased the Bonds in each case from Citi. BNY Capital Markets, Inc., an affiliate of the Fund, was a member of the underwriting syndicate but received no benefit in connection with any of the transactions. The following is a list of the underwriting syndicate's primary members:

Citi
Bear, Stearns & Co. Inc.
Merrill Lynch & Co.
Morgan Stanley
A.G. Edwards
DEPFA First Albany Securities LLC
Lehman Brothers
Ramirez & Co., Inc.
UBS Investment Bank
Banc of America Securities LLC
Goldman, Sachs & Co.
Loop Capital Markets LLC
RBC Capital Markets
Cabrera Capital Markets, Inc.
Janney Montgomery Scott LLC
Roosevelt & Cross Incorporated
Commerce Capital Markets, Inc.
Popular Securities
M.R. Beal & Company
JPMorgan
Prager, Sealy & Co., LLC
Siebert Brandford Shank & Co., LLC
Wachovia Bank, National Association
Jackson Securities
Raymond James & Associates, Inc.
Southwest Securities, Inc.

Accompanying this statement are materials that were presented to the Trust's Board of Trustees, which ratified each purchase in accordance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on March 11, 2008.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Natl Inter Muni Bond Fund
2. Anticipated Purchase Date: 11/16/07
3. Total Net Assets of Account/Fund: $1,008,007,320
4. Type and Description of Security to be Purchased New York, NY GOs
5. Credit Rating of Security (Rating/Rating Agency: Aa3 / AA / AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,075,465,000
9. CUSIP: 64966GYJ5
10. Amount Purchased by Account/Fund: 6,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.58%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.62%
13. Purchase Price of Securities (if at par, so state): $104.167
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 4.6%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase ________%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.__X__; MTONE_______;
    Mellon Private Trust Co. N. A. __________;Other (Describe)____________;

Mutual Fund Purchases Only:

7. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
8. Was Security Purchased on Offer Date? (Must be Yes): Yes
9. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
10. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
11. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
12. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) JEREMY N. BAKER, CFA Signature [signature] Date 12-20-07

AND

LOB CIO/Designate Name (Print) JOHN FLAHIVE Signature [signature] Date 12/21/07

AND

Chief Compliance Officer Name (Print) KATHERINE CAIN Signature [signature] Date 12/20/07

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Natl Inter Muni Bond Fund
2. Anticipated Purchase Date: 11/16/07
3. Total Net Assets of Account/Fund: $1,015,753,483
4. Type and Description of Security to be Purchased New York City GOs
5. Credit Rating of Security (Rating/Rating Agency: Aa3 / AA / AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,075,465,000
9. CUSIP: 64966GYK2
10. Amount Purchased by Account/Fund: 9,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.87%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.92%
13. Purchase Price of Securities (if at par, so state): $104.493
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 4.56%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase ________%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.___X___; MTONE________; Mellon Private Trust Co. N. A. ___________;Other (Describe)_____________;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) JEREMY N. BAKER, CFA Signature [signature] Date 12-20-07

AND

LOB CIO/Designate Name (Print) JOHN FLAHIVE Signature [signature] Date 12/21/07

AND

Chief Compliance Officer Name (Print) KATHERINE CAIN Signature [signature] Date 12/20/07

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Natl Inter Muni Bond Fund
2. Anticipated Purchase Date: 11/16/07
3. Total Net Assets of Account/Fund: $1,015,753,483
4. Type and Description of Security to be Purchased New York, NY GOs
5. Credit Rating of Security (Rating/Rating Agency: Aa3 / AA / AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,075,465,000
9. CUSIP: 64966GYP1
10. Amount Purchased by Account/Fund: 5,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.48%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.50%
13. Purchase Price of Securities (if at par, so state): $102.475
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 4.81%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase ________%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.___X___; MTONE_______;
    Mellon Private Trust Co. N. A. __________;Other (Describe)____________;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) JEREMY N. BAKER, CFA Signature [signature] Date 12-20-07
AND
LOB CIO/Designate Name (Print) JOHN FLAHIVE Signature [signature] Date 12/21/07
AND
Chief Compliance Officer Name (Print) KATHERINE CAIN Signature [signature] Date 12/20/07

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 770 Rule 10f-3 Transactions

On October 18, 2007, Mellon National Intermediate Municipal Bond Fund, now known as BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of Mellon Funds Trust, now known as BNY Mellon Funds Trust (the "Trust"), purchased at above par value the following bonds (the "Bonds") in the amounts noted below:

State of California General Obligation Bonds 5% due 2032
CUSIP No. 13063AJH8 ($12,000,000 purchased) and CUSIP No. 13063AJK1 ($10,000,000 purchased)

The Fund purchased the Bonds in each case from Goldman, Sachs & Co. Pershing LLC, an affiliate of the Fund, was a member of the underwriting syndicate but received no benefit in connection with any of the transactions. The following is a list of the underwriting syndicate's primary members:

Goldman, Sachs & Co.
Lehman Brothers
Banc of America Securities LLC
Citi
Fidelity Capital Markets Services
Lam Securities
Nollenberger Capital Partners
Raymond James
Siebert Brandford Shank & Co., LLC
UPS Securities LLC
RBC Capital Markets
Bear, Steams & Co. Inc.
City National Securities, Inc.
First Southwest Company
Merrill Lynch & Co.
Pershing LLC
Robert Van Securities, Inc.
Stone & Youngberg
Wedbush Morgan Securities
Westhoff, Cone & Holmstedt
Ramirez & Co., Inc.
Brandis Tailman, LLC
E.J. De La Rosa & Co., Inc.
JPM org an
Morgan Stanley & Co. Incorporated
Popular Securities, Inc.
Roberts and Ryan Investments, Inc.
Sutter Securities Incorporated
Wells Fargo Institutional Securities, LLC

Accompanying this statement are materials that were presented to the Trust's Board of Trustees, which ratified each purchase in accordance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on March 11, 2008.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: National Intermediate Fund
2. Anticipated Purchase Date: 10/18/07
3. Total Net Assets of Account/Fund: $997 million
4. Type and Description of Security to be Purchased: State of California GO 5.00% 2032
5. Credit Rating of Security (Rating/Rating Agency: A1 / A+ / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs
7. Name of Affiliated Underwriter in Underwriting Syndicate: Pershing LLC
8. Issue Size: $2.5 billion
9. CUSIP: 13063AJH8
10. Amount Purchased by Account/Fund: $12 million
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.48%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.20%
13. Purchase Price of Securities (if at par, so state): $102.288
14. Commission/Spread Received by Principal Underwriters: $4.00 per Bond
15. Yield (as applicable): 4.71%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase %
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A. __X__; MTONE______; Mellon Private Trust Co. N. A. ________;Other (Describe)__________;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Y
2. Was Security Purchased on Offer Date? (Must be Yes): Y
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Y
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Y
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): N
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Y

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☐
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.

LOB Asset Management Unit (Print) BNY WEALTH MANAGEMEN
AND
LOB Portfolio Manager Name (Print) JOHN F. FLAHIVE Signature [signature] Date 10-18-07
AND
LOB CIO/Designate Name (Print) " Signature " Date "
AND
Chief Compliance Officer Name (Print) KATHERINE M. CAIN Signature [signature] Date 10-18-07

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151 0047)
Fund Chief Compliance Offi...

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: National Intermediate Fund
2. Anticipated Purchase Date: 10/18/07
3. Total Net Assets of Account/Fund: $997 million
4. Type and Description of Security to be Purchased: State of California GO 5.00% 2037
5. Credit Rating of Security (Rating/Rating Agency: A1 / A+ / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs
7. Name of Affiliated Underwriter in Underwriting Syndicate: Pershing LLC
8. Issue Size: $2.5 billion
9. CUSIP: 13063AJK1
10. Amount Purchased by Account/Fund: $10 million
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.40%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.00%
13. Purchase Price of Securities (if at par, so state): $101.968
14. Commission/Spread Received by Principal Underwriters: $4.00 per Bond
15. Yield (as applicable): 4.75%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase %
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.__X__; MTONE______;
Mellon Private Trust Co. N. A. ________;Other (Describe)__________;

Mutual Fund Purchases Only;
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Y
2. Was Security Purchased on Offer Date? (Must be Yes): Y
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Y
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Y
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): N
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Y

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☐
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) BNY WEALTH MANAGEMENT
AND
LOB Portfolio Manager Name (Print) JOHN F. FLAHIVE Signature [signature] Date 10-18-07
AND
LOB CIO/Designate Name (Print) " Signature " Date "
AND
Chief Compliance Officer Name (Print) KATHERINE M CAIN Signature [signature] Date 10-18-07

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated M...